ALGER GROWTH

                                               Yearend    Less "Avg"     Yearend
Date         Deposit     NQ UV      # Units     Value     Cont Fee        Units

08/08/97    $1,000.00    10.000000   100.000
08/08/98                 12.265967   100.000   $1,226.60    $1,225.93    99.945
12/31/98                 14.311723    99.945   $1,430.39    $1,429.72    99.899


                             Contract Value   Surrender Charge   Surrender Value
        Ending Value             $1,429.72          $54.00       $1,375.72
        Total Return Incep
                    to Date          42.97%                        37.57%
        Average Annual Return        29.15%                        25.64%

                                                Yearend   Less "Avg"    Yearend
Date       Deposit      NQ UV       # Units      Value    Cont Fee       Units

12/31/97   $1,000.00    9.800529    102.035
12/31/98               14.311723    102.035    $1,460.30  $1,459.63     101.988

                             Contract Value   Surrender Charge   Surrender Value
        Ending Value             $1,459.63        $54.00         $1,405.63
        Total Return Incep
                    to Date          45.96%                          40.56%
        Average Annual Return        45.96%                          40.56%

                             ALGER MID CAP GROWTH
                                              Yearend    Less "Avg"   Yearend
Date       Deposit   NQ UV         # Units     Value     Cont Fee      Units

08/08/97  $1,000.00  10.000000      100.000
08/08/98             11.182789      100.000    $1,118.28 $1,117.61      99.940
12/31/98             12.556091       99.940    $1,254.86 $1,254.19      99.887

                             Contract Value   Surrender Charge   Surrender Value
        Ending Value             $1,254.19          $54.00           $1,200.19
        Total Return Incep
                    to Date          25.42%                              20.02%
        Average Annual Return        17.60%                              13.95%

                                              Yearend   Less "Avg"    Yearend
Date      Deposit    NQ UV         # Units     Value    Cont Fee       Units

12/31/97  $1,000.00   9.771143     102.342
12/31/98             12.556091     102.342    $1,285.02  $1,284.35      102.289

                             Contract Value   Surrender Charge   Surrender Value
        Ending Value               $1,284.35        $54.00         $1,230.35
        Total Return Incep
                     to Date          28.43%                           23.03%
        Average Annual Return         28.43%                           23.03%

                             ALGER SMALL CAP
                                              Yearend  Less "Avg"    Yearend
Date       Deposit   NQ UV         # Units     Value   Cont Fee       Units

08/08/97   $1,000.00 10.000000      100.000
08/08/98             10.368611      100.000   $1,036.86 $1,036.19      99.935
12/31/98             11.411597       99.935   $1,140.42 $1,139.75      99.877

                             Contract Value   Surrender Charge   Surrender Value
        Ending Value               $1,139.75          $54.00       $1,085.75
        Total Return Incep
                     to Date           13.98%                           8.58%
        Average Annual Return           9.81%                           6.06%

                                                 Yearend  Less "Avg"    Yearend
Date         Deposit  NQ UV         # Units       Value   Cont Fee       Units

12/31/97    $1,000.00 10.015887      99.841
12/31/98              11.411597      99.841     $1,139.35 $1,138.68      99.783


                             Contract Value   Surrender Charge   Surrender Value
        Ending Value              $1,138.68         $54.00         $1,084.68
        Total Return Incep
            to Date                   13.87%                         8.47%
        Average Annual Return         13.87%                         8.47%

                             FIDELITY EQUITY INCOME
                                                 Yearend  Less "Avg"    Yearend
Date       Deposit      NQ UV         # Units     Value   Cont Fee       Units

01/06/94   $1,000.00    10.000000      100.000
01/06/95                10.572735      100.000    $1,057.27 $1,056.60    99.937
01/06/96                13.960766       99.937    $1,395.19 $1,394.52    99.889
01/06/97                15.835032       99.889    $1,581.74 $1,581.07    99.846
01/06/98                19.808248       99.846    $1,977.78 $1,977.11    99.813
12/31/98                21.955818       99.813    $2,191.47 $2,190.80    99.782

                             Contract Value   Surrender Charge   Surrender Value
        Ending Value             $2,190.80          $36.00         $2,154.80
        Total Return Incep
                     to Date        119.08%                         115.48%
        Average Annual Return        17.03%                          16.64%

                                              Yearend   Less "Avg"    Yearend
Date        Deposit  NQ UV       # Units       Value     Cont Fee      Units

12/31/97   $1,000.00 19.944206    50.140
12/31/98             21.955818    50.140     $1,100.86 $1,100.19      50.109

                             Contract Value   Surrender Charge   Surrender Value
        Ending Value              $1,100.19         $54.00         $1,046.19
        Total Return Incep
                    to Date           10.02%                          4.62%
        Average Annual Return         10.02%                          4.62%

                             FIDELITY GROWTH PORTFOLIO

                                                 Yearend  Less "Avg"    Yearend
Date         Deposit  NQ UV       # Units         Value   Cont Fee       Units

01/06/94    $1,000.00  10.000000   100.000
01/06/95                9.719394   100.000       $971.94    $971.27     99.931
01/06/96               12.806119    99.931     $1,279.73  $1,279.06     99.879
01/06/97               14.968966    99.879     $1,495.08  $1,494.41     99.834
01/06/98               18.079980    99.834     $1,805.00  $1,804.33     99.797
12/31/98               24.937964    99.797     $2,488.73  $2,488.06     99.770

                             Contract Value   Surrender Charge   Surrender Value
        Ending Value              $2,488.06           $36.00          $2,452.06
        Total Return Incep
                  to Date            148.81%                             145.21%
        Average Annual Return         20.06%                              19.71%

                                                 Yearend  Less "Avg"    Yearend
Date          Deposit  NQ UV         # Units      Value    Cont Fee      Units

12/31/97     $1,000.00 18.128084      55.163
12/31/98               24.937964      55.163     $1,375.65 $1,374.98      55.136

                             Contract Value   Surrender Charge   Surrender Value
        Ending Value                $1,374.98         $54.00        $1,320.98
        Total Return Incep
                      to Date          37.50%                           32.10%
        Average Annual Return          37.50%                           32.10%

                             FIDELITY HIGH INCOME

                                                 Yearend  Less "Avg"    Yearend
Date         Deposit   NQ UV         # Units      Value   Cont Fee       Units

01/06/94    $1,000.00  10.000000      100.000
01/06/95                9.647019      100.000      $964.70    $964.03     99.931
01/06/96               11.576790       99.931    $1,156.87  $1,156.20     99.873
01/06/97               12.858559       99.873    $1,284.22  $1,283.55     99.821
01/06/98               15.044284       99.821    $1,501.73  $1,501.06     99.776
12/31/98               14.104051       99.776    $1,407.25  $1,406.58     99.729

                             Contract Value   Surrender Charge   Surrender Value
        Ending Value               $1,406.58       $36.00           $1,370.58
        Total Return Incep
                   to Date             40.66%                           37.06%
        Average Annual Return           7.08%                            6.53%

                                                 Yearend  Less "Avg"   Yearend
Date        Deposit    NQ UV         # Units      Value   Cont Fee      Units

12/31/97   $1,000.00   14.948644      66.896
12/31/98               14.104051      66.896     $943.50   $942.83      66.848

                             Contract Value   Surrender Charge   Surrender Value
        Ending Value               $942.83        $54.00             $888.83
        Total Return Incep
                  to Date            -5.72%                           -11.12%
        Average Annual Return        -5.72%                           -11.12%

                             FIDELITY CONTRAFUND
                                                 Yearend  Less "Avg"    Yearend
Date         Deposit  NQ UV         # Units       Value   Cont Fee       Units

05/01/95     $1,000.00 10.000000      100.000
05/01/96               12.989201      100.000    $1,298.92  $1,298.25    99.948
05/01/97               14.507671       99.948    $1,450.02  $1,449.35    99.902
05/01/98               20.155168       99.902    $2,013.55  $2,012.88    99.869
12/31/98               22.720573       99.869    $2,269.08  $2,268.41    99.840

                              Contract Value   Surrender Charge  Surrender Value
        Ending Value              $2,268.41           $45.00          $2,223.41
        Total Return Incep
                    to Date          126.84%                            122.34%
        Average Annual Return         25.00%                             24.32%

                                              Yearend    Less "Avg"    Yearend
Date       Deposit    NQ UV       # Units      Value     Cont Fee       Units

12/31/97   $1,000.00  17.724777    56.418
12/31/98              22.720573    56.418    $1,281.85   $1,281.18      56.389

                            Contract Value    Surrender Charge   Surrender Value
        Ending Value               $1,281.18        $54.00            $1,227.18
        Total Return Incep
                   to Date             28.12%                             22.72%
        Average Annual Return          28.12%                             22.72%

                             FIDELITY INDEX

                                                 Yearend  Less "Avg"    Yearend
Date         Deposit   NQ UV         # Units      Value   Cont Fee       Units

01/06/94     $1,000.00 10.000000      100.000
01/06/95                9.980301      100.000     $998.03    $997.36     99.933
01/06/96               13.477119       99.933   $1,346.81  $1,346.14     99.883
01/06/97               16.434588       99.883   $1,641.54  $1,640.87     99.842
01/06/98               21.238464       99.842   $2,120.50  $2,119.83     99.811
12/31/98               26.997774       99.811   $2,694.67  $2,694.00     99.786

                             Contract Value  Surrender Charge   Surrender Value
        Ending Value             $2,694.00        $36.00            $2,658.00
        Total Return Incep
                   to Date          169.40%                            165.80%
        Average Annual Return        21.99%                             21.66%



                                              Yearend   Less "Avg"    Yearend
Date       Deposit   NQ UV        # Units       Value   Cont Fee       Units

12/31/97   $1,000.00 21.332832     46.876
12/31/98             26.997774     46.876    $1,265.55 $1,264.88      46.851


                             Contract Value   Surrender Charge  Surrender Value
        Ending Value            $1,264.88           $54.00        $1,210.88
        Total Return Incep
                to Date             26.49%                            21.09%
        Average Annual Return       26.49%                            21.09%

                             FIDELITY INVESTMENT GRADE
                                               Yearend   Less "Avg"    Yearend
Date       Deposit   NQ UV         # Units      Value    Cont Fee       Units

01/06/94   $1,000.00  10.000000     100.000
01/06/95               9.474873     100.000     $947.49    $946.82     99.929
01/06/96              10.928088      99.929   $1,092.04  $1,091.37     99.868
01/06/97              11.119064      99.868   $1,110.44  $1,109.77     99.808
01/06/98              12.132093      99.808   $1,210.88  $1,210.21     99.752
12/31/98              12.882327      99.752   $1,285.04  $1,284.37     99.700

                             Contract Value   Surrender Charge   Surrender Value
        Ending Value               $1,284.37       $36.00          $1,248.37
        Total Return Incep
                     to Date           28.44%                          24.84%
        Average Annual Return           5.15%                           4.55%



                                             Yearend    Less "Avg"    Yearend
Date          Deposit NQ UV       # Units     Value      Cont Fee      Units

12/31/97    $1,000.00 12.001084    83.326
12/31/98              12.882327    83.326    $1,073.43  $1,072.76      83.274


                           Contract Value   Surrender Charge    Surrender Value
        Ending Value          $1,072.76            $54.00          $1,018.76
        Total Return Incep
             to Date               7.28%                                1.88%
        Average Annual Return      7.28%                                1.88%

                             JANUS AGGRESSIVE GROWTH
                                            Yearend    Less "Avg"    Yearend
Date       Deposit   NQ UV       # Units     Value     Cont Fee       Units

08/08/97   $1,000.00 10.000000    100.000
08/08/98             12.187205    100.000   $1,218.72  $1,218.05      99.945
12/31/98             14.431797     99.945   $1,442.39  $1,441.72      99.899

                            Contract Value   Surrender Charge    Surrender Value
        Ending Value             $1,441.72         $54.00          $1,387.72
        Total Return Incep
                    to Date           44.17%                           38.77%
        Average Annual Return         29.93%                           26.43%

                                             Yearend   Less "Avg"    Yearend
Date      Deposit   NQ UV         # Units      Value   Cont Fee       Units

12/31/97  $1,000.00 10.899696      91.746
12/31/98            14.431797      91.746      $1,324.06$1,323.39      91.699

                           Contract Value   Surrender Charge    Surrender Value
        Ending Value          $1,323.39            $54.00          $1,269.39
        Total Return Incep
               to Date            32.34%                               26.94%
        Average Annual Return     32.34%                               26.94%

                             JANUS GROWTH

                                              Yearend   Less "Avg"    Yearend
Date       Deposit    NQ UV       # Units      Value    Cont Fee       Units

08/08/97   $1,000.00  10.000000    100.000
08/08/98              11.731128    100.000     $1,173.11  $1,172.44     99.943
12/31/98              13.554003     99.943     $1,354.63  $1,353.96     99.893

                             Contract Value   Surrender Charge   Surrender Value
        Ending Value             $1,353.96          $54.00           $1,299.96
        Total Return Incep
                   to Date           35.40%                               30.00%
        Average Annual Return        24.22%                               20.65%

                                             Yearend   Less "Avg"    Yearend
Date       Deposit   NQ UV        # Units     Value    Cont Fee       Units

12/31/97   $1,000.00 10.131033    98.707
12/31/98             13.554003    98.707    $1,337.87  $1,337.20     98.657

                             Contract Value   Surrender Charge   Surrender Value
        Ending Value              $1,337.20        $54.00            $1,283.20
        Total Return Incep
                    to Date           33.72%                            28.32%
        Average Annual Return         33.72%                            28.32%

                             JANUS INTERNATIONAL
                                         Yearend     Less "Avg"    Yearend
Date      Deposit   NQ UV      # Units    Value      Cont Fee       Units

08/08/97  $1,000.00 10.000000   100.000
08/08/98            11.445242   100.000    $1,144.52  $1,143.85      99.941
12/31/98            11.067242    99.941    $1,106.08  $1,105.41      99.881

                             Contract Value   Surrender Charge   Surrender Value
        Ending Value              $1,105.41          $54.00           $1,051.41
        Total Return Incep
                   to Date           10.54%                                5.14%
        Average Annual Return         7.44%                                3.65%

                                            Yearend    Less "Avg"    Yearend
Date      Deposit    NQ UV       # Units     Value     Cont Fee       Units

12/31/97  $1,000.00  9.572341    104.468
12/31/98            11.067242    104.468    $1,156.17  $1,155.50      104.407

                            Contract Value    Surrender Charge   Surrender Value
        Ending Value            $1,155.50           $54.00          $1,101.50
        Total Return Incep
                  to Date           15.55%                              10.15%
        Average Annual Return       15.55%                              10.15%

                             JANUS WORLDWIDE
                                               Yearend    Less "Avg"    Yearend
Date      Deposit    NQ UV         # Units      Value     Cont Fee       Units

08/08/97  $1,000.00  10.000000      100.000
08/08/98             12.068635      100.000    $1,206.86  $1,206.19     99.944
12/31/98             12.437347       99.944    $1,243.04  $1,242.37     99.891

                             Contract Value   Surrender Charge   Surrender Value
        Ending Value            $1,242.37         $54.00           $1,188.37
        Total Return Incep
                   to Date          24.24%                            18.84%
        Average Annual Return       16.80%                            13.15%

                                              Yearend   Less "Avg"    Yearend
Date     Deposit      NQ UV       # Units      Value    Cont Fee       Units

12/31/97 $1,000.00    9.782137     102.227
12/31/98             12.437347     102.227   $1,271.43  $1,270.76      102.173


                            Contract Value   Surrender Charge   Surrender Value
        Ending Value          $1,270.76          $54.00             $1,216.76
        Total Return Incep
                to Date           27.08%                                21.68%
        Average Annual Return     27.08%                                21.68%

               NEUBERGER BERMAN LIMITED MATURITY BOND FUND

                                          Yearend    Less "Avg"    Yearend
Date     Deposit   NQ UV       # Units      Value    Cont Fee       Units

08/08/97 $1,000.00 10.000000   100.000
08/08/98           10.442426   100.000    $1,044.24   $1,043.57      99.936
12/31/98           10.498452    99.936    $1,049.17   $1,048.50      99.872

                             Contract Value   Surrender Charge   Surrender Value
        Ending Value           $1,048.50         $54.00             $994.50
        Total Return Incep
                   to Date         4.85%                              -0.55%
        Average Annual Return      3.45%                              -0.39%

                                            Yearend    Less "Avg"    Yearend
Date      Deposit   NQ UV        # Units      Value    Cont Fee       Units

12/31/97 $1,000.00 10.197704      98.061
12/31/98           10.498452      98.061   $1,029.49   $1,028.82      97.997


                             Contract Value   Surrender Charge   Surrender Value
        Ending Value              $1,028.82         $54.00              $974.82
        Total Return Incep
                   to Date            2.88%                              -2.52%
        Average Annual Return         2.88%                              -2.52%

                      NEUBERGER BERMAN PARTNERS PORTFOLIO
                                            Yearend   Less "Avg"    Yearend
Date       Deposit  NQ UV       # Units       Value   Cont Fee       Units

08/08/97  $1,000.00 10.000000    100.000
08/08/98            10.135751    100.000    $1,013.58 $1,012.91      99.934
12/31/98            10.553450     99.934    $1,054.65 $1,053.98      99.870

                          Contract Value    Surrender Charge     Surrender Value
        Ending Value          $1,053.98         $54.00               $999.98
        Total Return Incep
              to Date              5.40%                               -0.00%
        Average Annual Return      3.83%                               -0.00%

                                           Yearend    Less "Avg"    Yearend
Date       Deposit  NQ UV        # Units     Value    Cont Fee       Units

12/31/97  $1,000.00  10.268995     97.381
12/31/98             10.553450     97.381  $1,027.70  $1,027.03      97.317


                             Contract Value   Surrender Charge   Surrender Value
        Ending Value            $1,027.03          $54.00            $973.03
        Total Return Incep
                 to Date             2.70%                             -2.70%
        Average Annual Return        2.70%                             -2.70%

                       NORTHSTAR GROWTH + VALUE PORTFOLIO
                                                 Yearend  Less "Avg"    Yearend
Date      Deposit    NQ UV         # Units        Value   Cont Fee       Units

01/03/95  $1,000.00  10.000000      100.000
01/03/96             12.390501      100.000    $1,239.05  $1,238.38      99.946
01/03/97             14.919464       99.946    $1,491.14  $1,490.47      99.901
01/03/98             16.871709       99.901    $1,685.50  $1,684.83      99.861
12/31/98             19.982048       99.861    $1,995.43  $1,994.76      99.828

                             Contract Value   Surrender Charge   Surrender Value
        Ending Value            $1,994.76         $45.00             $1,949.76
        Total Return Incep
                  to Date           99.48%                               94.98%
        Average Annual Return       18.87%                               18.19%

                                               Yearend    Less "Avg"    Yearend
Date     Deposit     NQ UV         # Units      Value     Cont Fee       Units

12/31/97 $1,000.00   16.980133      58.892
12/31/98             19.982048      58.892     $1,176.79  $1,176.12      58.859


                             Contract Value   Surrender Charge   Surrender Value
        Ending Value            $1,176.12          $54.00           $1,122.12
        Total Return Incep
                  to Date           17.61%                             12.21%
        Average Annual Return       17.61%                             12.21%

                             NORTHSTAR HIGH YIELD

                                               Yearend  Less "Avg"    Yearend
Date      Deposit    NQ UV        # Units       Value   Cont Fee       Units

08/08/97  $1,000.00  10.000000    100.000
08/08/98             10.667913    100.000    $1,066.79  $1,066.12      99.937
12/31/98             10.095547     99.937    $1,008.92  $1,008.25      99.871

                           Contract Value   Surrender Charge     Surrender Value
        Ending Value           $1,008.25         $54.00              $954.25
        Total Return Incep
                to Date             0.83%                              -4.57%
        Average Annual Return       0.59%                              -3.30%

                                             Yearend  Less "Avg"    Yearend
Date      Deposit    NQ UV       # Units      Value   Cont Fee       Units

12/31/97  $1,000.00  10.176962    98.261
12/31/98             10.095547    98.261     $992.00    $991.33    98.195

                             Contract Value   Surrender Charge   Surrender Value
        Ending Value              $991.33           $54.00           $937.33
        Total Return Incep
                  to Date           -0.87%                             -6.27%
        Average Annual Return       -0.87%                             -6.27%

                             NORTHSTAR EMERGING GROWTH
                                              Yearend   Less "Avg"    Yearend
Date      Deposit    NQ UV         # Units     Value    Cont Fee       Units

01/03/95  $1,000.00 10.000000      100.000
01/03/96            12.051734      100.000    $1,205.17  $1,204.50      99.944
01/03/97            13.546973       99.944    $1,353.94  $1,353.27      99.895
01/03/98            15.440712       99.895    $1,542.45  $1,541.78      99.852
12/31/98            17.795032       99.852    $1,776.86  $1,776.19      99.814

                              Contract Value   Surrender Charge  Surrender Value
        Ending Value              $1,776.19          $45.00        $1,731.19
        Total Return Incep
                    to Date           77.62%                           73.12%
        Average Annual Return         15.47%                           14.73%

                                               Yearend   Less "Avg"    Yearend
Date      Deposit    NQ UV       # Units        Value    Cont Fee       Units

12/31/97  $1,000.00  15.382720    65.008
12/31/98             17.795032    65.008     $1,156.82 $1,156.15      64.970

                           Contract Value   Surrender Charge    Surrender Value
        Ending Value          $1,156.15           $54.00            $1,102.15
        Total Return Incep
                to Date           15.61%                                10.21%
        Average Annual Return     15.61%                                10.21%

                      NORTHSTAR INTERNATIONAL VALUE

                                           Yearend    Less "Avg"    Yearend
Date      Deposit    NQ UV     # Units       Value     Cont Fee      Units

08/08/97  $1,000.00  10.000000   100.000
08/08/98             10.965373   100.000   $1,096.54  $1,095.87      99.939
12/31/98             11.616470    99.939   $1,160.94  $1,160.27      99.881


                           Contract Value    Surrender Charge   Surrender Value
        Ending Value          $1,160.27             $54.00           $1,106.27
        Total Return Incep
                    to Date       16.03%                                 10.63%
        Average Annual Return     11.23%                                  7.50%

                                           Yearend     Less "Avg"    Yearend
Date      Deposit    NQ UV      # Units      Value     Cont Fee       Units

12/31/97  $1,000.00  10.073768    99.268
12/31/98             11.616470    99.268    $1,153.14  $1,152.47      99.210

                             Contract Value   Surrender Charge   Surrender Value
        Ending Value           $1,152.47           $54.00            $1,098.47
        Total Return Incep
                    to Date       15.25%                                 9.85%
        Average Annual Return     15.25%                                 9.85%

NORTHSTAR RESEARCH ENHANCED INDEX(FORMERLY MULTI-SECTOR BOND)
                                             Yearend  Less "Avg"    Yearend
Date      Deposit    NQ UV        # Units     Value   Cont Fee       Units

01/03/95  $1,000.00  10.000000    100.000
01/03/96             11.437543    100.000    $1,143.75 $1,143.08      99.941
01/03/97             12.703515     99.941    $1,269.61 $1,268.94      99.889
01/03/98             13.403064     99.889    $1,338.81 $1,338.14      99.839
12/31/98             13.419018     99.839    $1,339.74 $1,339.07      99.789


                            Contract Value   Surrender Charge   Surrender Value
        Ending Value              $1,339.07        $45.00          $1,294.07
        Total Return Incep
                    to Date           33.91%                           29.41%
        Average Annual Return          7.58%                            6.67%

                                              Yearend    Less "Avg"    Yearend
Date      Deposit   NQ UV         # Units      Value     Cont Fee       Units

12/31/97  $1,000.00 13.425025      74.488
12/31/98            13.419018      74.488        $999.55    $998.88    74.438


                             Contract Value   Surrender Charge   Surrender Value
        Ending Value              $998.88            $54.00            $944.88
        Total Return Incep
                    to Date         -0.11%                               -5.51%
        Average Annual Return       -0.11%                               -5.51%

                             OCC EQUITY PORTFOLIO
                                            Yearend    Less "Avg"     Yearend
Date     Deposit    NQ UV       # Units      Value     Cont Fee        Units

08/08/97 $1,000.00  10.000000      100.000
08/08/98            11.383731      100.000   $1,138.37  $1,137.70      99.941
12/31/98            11.738993       99.941   $1,173.21  $1,172.54      99.884




                             Contract Value   Surrender Charge   Surrender Value
        Ending Value              $1,172.54         $54.00         $1,118.54
        Total Return Incep
                    to Date           17.25%                           11.85%
        Average Annual Return         12.07%                            8.35%



                                             Yearend    Less "Avg"    Yearend
Date      Deposit    NQ UV      # Units       Value     Cont Fee      Units

12/31/97  $1,000.00  10.641387   93.973
12/31/98             11.738993   93.973      $1,103.15  $1,102.48     93.916


                           Contract Value    Surrender Charge    Surrender Value
        Ending Value          $1,102.48            $54.00           $1,048.48
        Total Return Incep
               to Date            10.25%                                 4.85%
        Average Annual Return     10.25%                                 4.85%

                             OCC GLOBAL EQUITY PORTFOLIO
                                             Yearend   Less "Avg"    Yearend
Date      Deposit    NQ UV       # Units      Value    Cont Fee       Units

08/08/97  $1,000.00  10.000000    100.000
08/08/98             10.330954    100.000   $1,033.10  $1,032.43      99.935
12/31/98             10.568707     99.935   $1,056.19  $1,055.52      99.872

                             Contract Value   Surrender Charge   Surrender Value
        Ending Value           $1,055.52             $54.00          $1,001.52
        Total Return Incep
                to Date             5.55%                                 0.15%
        Average Annual Return       3.94%                                 0.11%

                                             Yearend    Less "Avg"    Yearend
Date      Deposit    NQ UV       # Units      Value     Cont Fee      Units

12/31/97  $1,000.00  9.459622      105.712
12/31/98            10.568707      105.712    $1,117.24  $1,116.57    105.649

                           Contract Value    Surrender Charge   Surrender Value
        Ending Value           $1,116.57           $54.00            $1,062.57
        Total Return Incep
                  to Date          11.66%                                6.26%
        Average Annual Return      11.66%                                6.26%

                             OCC MANAGED PORTFOLIO
                                              Yearend   Less "Avg"    Yearend
Date       Deposit    NQ UV       # Units      Value    Cont Fee       Units

08/08/97  $1,000.00   10.000000    100.000
08/08/98              10.474920    100.000   $1,047.49  $1,046.82      99.936
12/31/98              10.649385     99.936   $1,064.26  $1,063.59      99.873

                             Contract Value Surrender Charge     Surrender Value
        Ending Value              $1,063.59        $54.00             $1,009.59
        Total Return Incep
                    to Date            6.36%                               0.96%
        Average Annual Return          4.51%                               0.69%

                                             Yearend   Less "Avg"    Yearend
Date      Deposit    NQ UV       # Units      Value    Cont Fee       Units

12/31/97  $1,000.00 10.080521      99.201
12/31/98            10.649385      99.201    $1,056.43  $1,055.76      99.138


                           Contract Value    Surrender Charge    Surrender Value
        Ending Value           $1,055.76           $54.00           $1,001.76
        Total Return Incep
                to Date             5.58%                               0.18%
        Average Annual Return       5.58%                               0.18%

                             OCC SMALL CAP PORTFOLIO
                                             Yearend    Less "Avg"    Yearend
Date     Deposit    NQ UV        # Units      Value     Cont Fee       Units

08/08/97  $1,000.00  10.000000    100.000
08/08/98              9.202759    100.000    $920.28    $919.61      99.927
12/31/98              9.147757     99.927    $914.11    $913.44      99.854

                            Contract Value   Surrender Charge    Surrender Value
        Ending Value              $913.44         $54.00              $859.44
        Total Return Incep
                 to Date            -8.66%                             -14.06%
        Average Annual Return       -6.27%                             -10.27%

                                             Yearend    Less "Avg"    Yearend
Date    Deposit    NQ UV        # Units       Value     Cont Fee       Units

12/31/97 $1,000.00 10.196263    98.075
12/31/98            9.147757    98.075       $897.17    $896.50     98.002

                          Contract Value    Surrender Charge     Surrender Value
        Ending Value            $896.50             $54.00            $842.50
        Total Return Incep
                   to Date       -10.35%                              -15.75%
        Average Annual Return    -10.35%                              -15.75%

                             PVT GROWTH AND INCOME

                                             Yearend    Less "Avg"    Yearend
Date      Deposit    NQ UV       # Units      Value     Cont Fee       Units

01/06/94  $1,000.00  10.000000      100.000
01/06/95              9.957652      100.000    $995.77    $995.10      99.933
01/06/96             13.349902       99.933  $1,334.09  $1,333.42      99.883
01/06/97             16.129217       99.883  $1,611.03  $1,610.36      99.841
01/06/98             19.513315       99.841  $1,948.23  $1,947.56      99.807
12/31/98             22.310696       99.807  $2,226.76  $2,226.09      99.777

                             Contract Value   Surrender Charge   Surrender Value
        Ending Value             $2,226.09        $36.00            $2,190.09
        Total Return Incep
                      to Date       122.61%                            119.01%
        Average Annual Return        17.41%                             17.03%



                                               Yearend  Less "Avg"    Yearend
Date        Deposit   NQ UV       # Units     Value     Cont Fee       Units

12/31/97   $1,000.00  19.600831    51.018
12/31/98              22.310696    51.018    $1,138.25  $1,137.58      50.988


                             Contract Value   Surrender Charge   Surrender Value
        Ending Value            $1,137.58            $54.00           $1,083.58
        Total Return Incep
                  to Date           13.76%                                 8.36%
        Average Annual Return       13.76%                                 8.36%

                             PVT NEW OPPORTUNITIES
                                              Yearend  Less "Avg"    Yearend
Date     Deposit    NQ UV        # Units       Value   Cont Fee       Units

05/01/95 $1,000.00  10.000000     100.000
05/01/96            15.566161     100.000    $1,556.62   $1,555.95      99.957
05/01/97            13.841757      99.957    $1,383.58   $1,382.91      99.909
05/01/98            20.442433      99.909    $2,042.37   $2,041.70      99.876
12/31/98            21.631274      99.876    $2,160.44   $2,159.77      99.845

                            Contract Value   Surrender Charge   Surrender Value
        Ending Value              $2,159.77         $45.00          $2,114.77
        Total Return Incep
                    to Date         115.98%                            111.48%
        Average Annual Return        23.34%                             22.63%

                                            Yearend     Less "Avg"    Yearend
Date     Deposit    NQ UV       # Units      Value      Cont Fee      Units

12/31/97 $1,000.00 17.634520    56.707
12/31/98           21.631274    56.707     $1,226.64    $1,225.97      56.676


                             Contract Value   Surrender Charge   Surrender Value
        Ending Value              $1,225.97         $54.00           $1,171.97
        Total Return Incep
                    to Date           22.60%                            17.20%
        Average Annual Return         22.60%                            17.20%

                             PVT VOYAGER

                                                Yearend   Less "Avg"    Yearend
Date    Deposit     NQ UV        # Units         Value    Cont Fee       Units

01/06/94 $1,000.00 10.000000      100.000
01/06/95            9.950048      100.000       $995.00    $994.33      99.933
01/06/96           13.539972       99.933     $1,353.09  $1,352.42      99.883
01/06/97           15.606253       99.883     $1,558.80  $1,558.13      99.840
01/06/98           19.120052       99.840     $1,908.95  $1,908.28      99.805
12/31/98           23.740783       99.805     $2,369.45  $2,368.78      99.777

                             Contract Value   Surrender Charge   Surrender Value
        Ending Value           $2,368.78           $36.00            $2,332.78
        Total Return Incep
                 to Date          136.88%                              133.28%
        Average Annual Return      18.88%                               18.52%



                                             Yearend    Less "Avg"   Yearend
Date      Deposit    NQ UV         # Units     Value    Cont Fee      Units

12/31/97  $1,000.00 19.357233      51.660
12/31/98            23.740783      51.660    $1,226.46  $1,225.79     51.632

                            Contract Value   Surrender Charge   Surrender Value
        Ending Value           $1,225.79              $54.00       $1,171.79
        Total Return Incep
                    to Date       22.58%                               17.18%
        Average Annual Return     22.58%                               17.18%

       Current & Effective Yield (net of all contract fees) December, 1998

               Unit Value   Unit Value   Net      7 Day     Current  Effective
        Fund   12/24/98     12/31/98     Change   Return    Yield    Yield

        FMM   $12.063390    12.071937   $0.008392 0.0696%  3.63%    3.69%

        Note: Net Change = 12/31 Unit Value - 12/24 Unit Value - Hypothetical
                Weekly Fee
             Current Yield = 7 Day Return x 365/7
             Effective Yield = [ (7 Day Return + 1) ^ (365/7) ] - 1

Calculation of Average Weekly Contract Fee per Money Market Unit December, 1998

             Annual Fee        Stated as      Unit Value
             as Percent of     a Weekly       12/24/98         Hypothetical
             Avg Invested $    Fee            (Invested $)      Weekly Fee

              0.067%            0.0128%        $12.063390      $0.001550

                 DESCRIPTION OF RETURNS BASED ON UNDERLYING FUND PERFORMANCE The company may at times quote average annual returns for periods prior to the Sub-Accounts commenced operations. Such performance information for the Sub-Accounts will be calculated based on the performance of the Portfolios and the assumption that the Sub-Accounts were in existence for the same periods as those indicated for the portfolios, with the level of Contract charges currently in effect. The following provides the details in providing such returns.

                          AVERAGE ANNUAL TOTAL RETURNS

The company may at times quote average annual returns that reflect net recurring charges and any applicable surrender charges. The following is the formula used to provide such returns.

TR =    ((1 + TRsa - SC) ^ (1/N)) - 1

Where:

TR = The average annual total return of the Sub-Account net of recurring charges and any applicable surrender charge for the period.

TRf = Total return of the fund for the period, provided by the investment company.

TRsa = Total return of the fund for the period, provided by the investment company, adjusted for the annual contract charge (AP) and separate account annual expenses (AE) or the following formula:

        ((1 + TRf) * (((1 - AE) * (1 - AP)) ^ N)) - 1.

SC = Applicable surrender charge at the end of period.

AP = Annual Contract Charge as an equivalent annual percent charge (AP) based on the average net assets in the Variable Account and Fixed Account during the preceding year. (ie Select Annuity NY would be .067%)

AE = Total Separate Account Annual Expenses consisting of the mortality and expense risk premium and the administration charge. (ie Select Annuity NY would be 1.40%)

N = The number of years (N) in the period.


                          OTHER AVERAGE ANNUAL RETURNS

In addition, the company may at times quote average annual returns that do not reflect the Surrender Charge. These are calculated in exactly the same way as the average annual total returns described above, except that the surrender charge is ignored as the following formula demonstrates.

TR =    ((1 + TRsa) ^ (1/N)) - 1

Where:

TR = The average annual total return of the Sub-Account net of recurring charges for the period.